                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                       FORM 8-K

                              CURRENT REPORT PURSUANT TO
                              SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT:  SEPTEMBER 8, 1997


                        DAYTON HUDSON RECEIVABLES CORPORATION
                        -------------------------------------
                (Exact name of registrant as specified in its charter)

                                      Minnesota
                                      ---------
                    (State or other jurisdiction of incorporation)



                 0-26930                              41-1812153
                 -------                              ----------
       (Commission File Number)         (I.R.S. Employer Identification Number)




                        Dayton Hudson Receivables Corporation
                                80 South Eighth Street
                                14th Floor, Suite 1401
                             Minneapolis, Minnesota 55402
                                    (612)370-6530
                 (Address, including Zip Code, and Telephone Number,
           Including Area Code, of Registrant's Principal Executive Office)



                                  Page 1 of 11 Pages
                         The Exhibit Index Appears on Page 3

ITEM 5:  OTHER EVENTS

The Monthly Servicer's Certificate for the Monthly Period ended August 2, 1997 and the Monthly Certificateholders' Statement for the Monthly Period ended August 2, 1997, both with respect to the Class A Asset Backed Certificates, 6.10% Series 1995-1 and the Class B Asset Backed Certificates, Series 1995-1, issued by the Dayton Hudson Credit Card Master Trust, were delivered to the Trustee on August 20, 1997, and the Monthly Certificateholders' Statement was then distributed to Certificateholders on August 25, 1997.

The above described Monthly Servicer's Certificate is filed as Exhibit 20.1 to this Report. The above described Monthly Certificateholders' Statement is filed as Exhibit 20.2 to this Report.


                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 8, 1997

                                   DAYTON HUDSON RECEIVABLES CORPORATION


                                   By:       /s/ Stephen C. Kowalke

                                   Name:     Stephen C. Kowalke
                                   Title:    Vice President and Treasurer

                                    EXHIBIT INDEX


                                                        SEQUENTIALLY
EXHIBIT NUMBER                      DESCRIPTION         NUMBERED PAGE
- --------------                      -----------         -------------

       20.1           Monthly Servicer's Certificate           4
                      for the Monthly Period ended
                      August 2, 1997.


       20.2           Monthly Certificateholders'             6
                      Statement for the Monthly Period
                      ended August 2, 1997.